UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 18, 2007

Accredited Mortgage Loan REIT Trust

(Exact name of Registrant as specified in its charter)

Maryland	001-32276	35-2231035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices) (Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01—Other Events.

On September 18, 2007, Accredited Home Lenders Holding Co. (“Accredited”), the parent company of Accredited Mortgage Loan REIT Trust (the “Company”), issued a joint press release, together with Lone Star Fund V (U.S.), L.P. (through its affiliate Lone Star U.S. Acquisitions, LLC). The full text of the joint press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits:

(d)	Exhibits:

99.1	Joint Press Release by Accredited Home Lenders Holding Co. and Lone Star Fund V (U.S.), L.P., through its affiliate Lone Star U.S. Acquisitions, LLC, dated September 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan REIT Trust

Date: September 20, 2007

	By:	/s/ David E. Hertzel
David E. Hertzel
General Counsel

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Joint Press Release by Accredited Home Lenders Holding Co. and Lone Star Fund V (U.S.), L.P., through its affiliate Lone Star U.S. Acquisitions, LLC, dated September 18, 2007.

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